UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
February 10, 2009
Date of Report (Date of earliest event reported)
CNB CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	033-00737	38-2662386
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)
303 North Main Street, Cheboygan MI 49721
(Address of principal executive offices, including Zip Code)
(231) 627-7111
(Registrant’s telephone number, including area code)
NO CHANGE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
On February 10, 2010, CNB Corporation (“Corporation”) issued a quarterly shareholder brochure in which it reviewed earnings for the year to date period ending December 31, 2009.
A copy of the information contained in the Corporation’s brochure is attached hereto as Exhibit 99 and is hereby incorporated by reference into this Form 8-K, and made a part hereof.
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits
Exhibit 99 Quarterly brochure of CNB Corporation dated February 10, 2010
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Corporation (Registrant)
/s/ Susan A. Eno
Susan A. Eno
President and Chief Executive Officer

Dated: February 10, 2010

Exhibit Index

Exhibit
No.	Description

Exhibit 99	Quarterly brochure of CNB Corporation dated February 10, 2010